UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2010

________________________________

Flagstone Reinsurance Holdings Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-33364	98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Church Street, Hamilton HM 11, Bermuda

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (441) 278-4300

(Former name or former address, if changed since last report)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 28, 2010, Flagstone Réassurance Suisse SA and Flagstone Capital Management Luxembourg SICAF – FIS, each wholly owned subsidiaries of Flagstone Reinsurance Holdings Limited (the “Company”), entered into an uncommitted, secured $450 million standby letter of credit facility (the “Facility”) with Citibank Europe Plc.  The Facility comprises a $225 million facility for letters of credit with a maximum tenor of 15 months and a $225 million facility for letters of credit issued in respect of Funds at Lloyds with a maximum tenor of 60 months, and if requested subject to automatic extension for successive periods, but in no event longer than one year.  The Facility will be used to support the reinsurance obligations of the Company and its subsidiaries.

The foregoing description of the Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Insurance Letters of Credit Master Agreement, the Pledge Agreement and the Account Control Agreement.  Copies of the Insurance Letters of Credit Master Agreement, the Pledge Agreement and the Account Control Agreement are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

ITEM 2.03                      CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information contained in Item 1.01 of this Current Report on Form 8-K concerning the Facility is incorporated by reference herein.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description______________________________________________
99.1
Insurance Letters of Credit – Master Agreement dated April 28, 2010 among Flagstone Réassurance Suisse SA, Flagstone Capital Management Luxembourg SICAF – FIS and Citibank Europe Plc (including Indicative Summary of Terms)

99.2	Pledge Agreement dated April 28, 2010 between Flagstone Capital Management Luxembourg SICAF – FIS, as pledgor, and Citibank Europe Plc, as pledgee
99.3	Account Control Agreement dated April 28, 2010 among Citibank Europe plc, Flagstone Capital Management Luxembourg SICAF – FIS and JP Morgan Bank Luxembourg S.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS LIMITED

	By:	/s/ William F. Fawcett
Name: William F. Fawcett
Title: General Counsel
Date: May 4, 2010

Exhibit Index:

Exhibit No.	Description______________________________________________
99.1
Insurance Letters of Credit – Master Agreement dated April 28, 2010 among Flagstone Réassurance Suisse SA, Flagstone Capital Management Luxembourg SICAF – FIS and Citibank Europe Plc (including Indicative Summary of Terms)

99.2	Pledge Agreement dated April 28, 2010 between Flagstone Capital Management Luxembourg SICAF – FIS, as pledgor, and Citibank Europe Plc, as pledgee
99.3	Account Control Agreement dated April 28, 2010 among Citibank Europe plc, Flagstone Capital Management Luxembourg SICAF – FIS and JP Morgan Bank Luxembourg S.A.